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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) August 22, 2002
                                                         ---------------

                        AMERICAN FINANCIAL HOLDINGS, INC.
                        ---------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                      0-27399                    06-1555700
      --------                      --------                   ----------
(State or other Jurisdiction of   (Commission                (IRS Employer
incorporation or organization)    File Number)               Identification No.)

              102 West Main Street, New Britain, Connecticut 06051
              ----------------------------------------------------
                    (Address of principal executive offices)

                                 (860) 832-4000
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)




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ITEM 5.     OTHER EVENTS.
            ------------

      On August 22, 2002, American Financial Holdings, Inc. ("American"), a Delaware corporation and the holding company of American Savings Bank ("American Bank"), a Connecticut- chartered savings bank, entered into an Agreement and Plan of Merger, dated as of August 22, 2002 (together with annexes attached thereto, the "Agreement"), with Banknorth Group, Inc. ("Banknorth"), a Maine corporation and the holding company for Banknorth, NA, a national bank. The Agreement provides, among other things, that American will merge with and into Banknorth with Banknorth as the surviving entity. Immediately following the merger, American Bank will merge with and into Banknorth, NA, with Banknorth, NA being the surviving entity.

      Pursuant to the Agreement, each share of American common stock, par value $0.01 per share, issued and outstanding immediately before the Effective Date (as defined in the Agreement) will be converted into the right to receive at the election of the holder either (i) $32.00 in cash, without interest or (ii) 1.22 shares of Banknorth common stock, subject to the allocation procedures set forth in the Agreement.

      Consummation of the merger is subject to the satisfaction of certain conditions, including approval of the Agreement by the stockholders of American and approval by the appropriate regulatory agencies.

      The foregoing description is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference in response to this Item 5.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

            (a)   Not Applicable.

            (b)   Not Applicable.

            (c) Exhibits: The following exhibits are filed as part of this report:

            EXHIBIT NO.       DESCRIPTION
            -----------       -----------

            2.1 Agreement and Plan of Merger, dated as of August 22, 2002 by and between Banknorth and American

            10.1 Form of Shareholder Agreement between each director of American and Banknorth (included as Annex A to Exhibit 2.1)

            10.2 Form of Executive Agreement by and among Banknorth, American, American Bank and each of Robert T. Kenney,


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                      Charles J.  Boulier  III,  Peter N.  Perugini,  Richard J.
                      Moore, Sheri C. Pasqualoni, William E. Solberg, Charles P. Ahern and Earl T. Young (included as Annex B to Exhibit 2.1)

            10.3 Form of Consulting Agreement between Banknorth and Robert T. Kenney (included as Annex C to Exhibit 2.1)

            99.1      Press Release dated August 22, 2002.*

____________________________

* Incorporated by reference to Registrant's proxy solicitation materials filed pursuant to Rule 14a-12, filed with the Securities and Exchange Commission on August 22, 2002.

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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 27, 2002               By:/s/ Robert T. Kenney
                                         ---------------------------------------
                                         Robert T. Kenney
                                         Chairman, President and Chief Executive
                                         Officer



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